UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 27, 2016

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On June 27, 2016, Commonwealth Edison Company (ComEd) issued $500 million aggregate principal amount of its First Mortgage 2.550% Bonds, Series 120, due June 15, 2026, and $700 million aggregate principal amount of its First Mortgage 3.650%, Series 121, due June 15, 2046. See Item 2.03 below for a description of the Bonds and related agreements.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 27, 2016, ComEd issued $500 million aggregate principal amount of its First Mortgage 2.550% Bonds, Series 120, due June 15, 2026 (Series 120 Bonds), and $700 million aggregate principal amount of its First Mortgage 3.650% Bonds, Series 121, due June 15, 2046 (Series 121 Bonds and, together with the Series 120 Bonds, the Bonds). The Bonds were issued pursuant to ComEd’s Mortgage dated July 1, 1923, as amended and supplemented by supplemental indentures, including the Supplemental Indenture dated August 1, 1944 (Mortgage) and the Supplemental Indenture dated as of June 15, 2016 (Supplemental Indenture). The Mortgage is a first mortgage on ComEd’s utility plant. The proceeds of the Bonds will be used by ComEd to refinance two series of maturing first mortgage bonds, to repay a portion of ComEd’s outstanding commercial paper obligations and to fund other general corporate purposes. The Bonds were registered under the Securities Act of 1933, as amended, pursuant to ComEd’s Registration Statement on Form S-3 (Registration No. 333-196220-03), which was declared effective upon filing with the Securities and Exchange Commission (SEC) on May 23, 2014.

The Series 120 Bonds and the Series 121 Bonds carry interest rates of 2.550% per annum and 3.650% per annum, respectively. Interest on the Bonds is payable semi-annually on June 15 and December 15, commencing December 15, 2016. The Series 120 Bonds are redeemable in whole or in part at ComEd’s option (i) at any time prior to March 15, 2026 at a redemption price equal to the greater of 100% of the principal amount to be redeemed or a “make-whole” redemption price calculated as provided in the Supplemental Indenture, plus accrued and unpaid interest up to but excluding the redemption date, and (ii) on or after March 15, 2026 at a redemption price equal to 100% of the principal amount to be redeemed, plus accrued and unpaid interest up to but excluding the redemption date. The Series 121 Bonds are redeemable in whole or in part at ComEd’s option (i) at any time prior to December 15, 2045 at a redemption price equal to the greater of 100% of the principal amount to be redeemed or a “make-whole” redemption price calculated as provided in the Supplemental Indenture, plus accrued and unpaid interest up to but excluding the redemption date, and (ii) on or after December 15, 2045 at a redemption price equal to 100% of the principal amount to be redeemed, plus accrued and unpaid interest up to but excluding the redemption date. A copy of the Supplemental Indenture, which sets forth the terms of the Bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the issuance of the Bonds, Sidley Austin LLP provided ComEd with the legal opinion attached to this Current Report as Exhibit 5.1.

A copy of the Underwriting Agreement dated June 20, 2016 between ComEd and Citigroup Global Markets Inc., Mizuho Securities USA Inc. and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein, is filed as Exhibit 1.1 to this Current Report. Citigroup Global Markets Inc., Mizuho Securities USA Inc. and U.S. Bancorp Investments, Inc. have banking affiliates who are lending parties in ComEd’s revolving credit facility. Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with ComEd and its affiliates. They have received customary fees and commissions for these transactions.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-196220-03, as noted below:

Exhibit No.	Registration Statement Exhibit No.	Description

1.1	1.2.4	Underwriting Agreement dated June 20, 2016 between ComEd and Citigroup Global Markets Inc., Mizuho Securities USA Inc. and U.S. Bancorp Investments, Inc. as representatives of the several underwriters named therein

4.1	4.18.4	Supplemental Indenture dated as of June 15, 2016 from ComEd to BNY Mellon Trust Company of Illinois, as trustee, and D. G. Donovan, as co-trustee

5.1	5.2.4	Opinion dated June 27, 2016 of Sidley Austin LLP

12.1	12.3.2	Statement regarding computation of the ratio of earnings to fixed charges for the three months ended March 31, 2016.

* * * * *

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) ComEd’s 2015 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 23; as those items may be updated in the following sections of ComEd’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016: Part II, ITEM 1A, Risk Factors, Part I, ITEM 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Part I, ITEM 1, Financial Statements, Note 18, and (2) other factors discussed in filings with the Securities and Exchange Commission by ComEd. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. ComEd does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, ComEd has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Joseph R. Trpik, Jr.
Joseph R. Trpik, Jr.
Senior Vice President, Chief Financial Officer and Treasurer
Commonwealth Edison Company

June 27, 2016

EXHIBIT INDEX

Exhibit No.	Registration Statement Exhibit No.	Description

1.1	1.2.4	Underwriting Agreement dated June 20, 2016 between ComEd and Citigroup Global Markets Inc., Mizuho Securities USA Inc. and U.S. Bancorp Investments, Inc. as representatives of the several underwriters named therein

4.1	4.18.4	Supplemental Indenture dated as of June 15, 2016 from ComEd to BNY Mellon Trust Company of Illinois, as trustee, and D. G. Donovan, as co-trustee

5.1	5.2.4	Opinion dated June 27, 2016 of Sidley Austin LLP

12.1	12.3.2	Statement regarding computation of the ratio of earnings to fixed charges for the three months ended March 31, 2016.